UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2019

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Braves Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Liberty Braves Common Stock	BATRK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Employment Agreement

Liberty Media Corporation (“Liberty Media”) has executed a new employment agreement with Gregory B. Maffei, the President and Chief Executive Officer of Liberty Media, effective December 13, 2019 (the “Employment Agreement”). The Employment Agreement provides for a five-year employment term commencing on January 1, 2020 and ending on December 31, 2024, with an annual base salary, annual cash performance bonus, initial cash commitment bonus, annual equity awards, Upfront Awards (as defined below), perquisites and other benefits described below. Also, effective December 13, 2019, each of Qurate Retail, Inc. (“Qurate”), Liberty Broadband Corporation (“LBC”), GCI Liberty, Inc. (“GCIL”) and Liberty TripAdvisor Holdings, Inc. (“TripCo,” and together with Qurate, LBC and GCIL, the “Service Companies” and each, a “Service Company”) has executed a First Amendment to Services Agreement with Liberty Media applicable to each such Service Company (collectively, the “Services Amendments”) pursuant to which components of the compensation described below will either be paid directly to Mr. Maffei by each Service Company or reimbursed to Liberty Media, in each case, based on allocations among Liberty Media and each of the Service Companies as set forth in the Services Amendments. The following descriptions of the Employment Agreement and the Services Amendments are qualified in their entirety by reference to the Employment Agreement and form of Services Amendments, which are attached hereto as Exhibits 10.1 and 10.5, respectively, and incorporated by reference into this Item 5.02.

Base Salary. Mr. Maffei’s initial annual base salary will be $3 million, with no contracted increase.

Initial Cash Commitment Bonus. Mr. Maffei received a one-time cash commitment bonus of $5 million in connection with his entry into the Employment Agreement.

Annual Cash Performance Bonus. The aggregate target value for Mr. Maffei’s annual cash performance bonus will be $17 million for each year during the term of the Employment Agreement and will be payable by Liberty Media and each Service Company based on each company’s allocable share of such obligation (as determined pursuant to the relevant services agreement). Payment of the annual cash performance bonus will be subject to the achievement of one or more performance metrics to be approved by the Compensation Committee of Liberty Media (the “LMC Committee”) and the Compensation Committee of each Service Company (each a “Service Company Committee”) with respect to its respective allocable portion of the annual cash performance bonus.

Perquisites and Other Benefits. Mr. Maffei will be eligible to participate in all employee benefit plans and perquisites that are generally available to other senior executive officers of Liberty Media. In addition, Mr. Maffei’s perquisites include 120 hours of annual aircraft usage, subject to payment by Mr. Maffei of tax on the standard industry fare level value, plus 50 additional hours, subject to Mr. Maffei’s payment for the cost of such usage.

Annual Equity Awards. The aggregate grant date fair value of Mr. Maffei’s annual equity awards will be $17.5 million for each year during the term of the Employment Agreement and will be comprised of awards of time-vested stock options (the “Annual Option Awards”), performance-based restricted stock units (“Performance RSUs”) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and the Service Companies (collectively, the “annual equity awards”). Vesting of any Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by the LMC Committee and each Service Company Committee with respect to its respective allocable portion of the Performance RSUs. At Liberty Media, Mr. Maffei’s annual equity awards will be issued with respect to Liberty Media’s Series C Liberty SiriusXM common stock, par value $0.01 per share (“LSXMK”), Series C Liberty Braves common stock, par value $0.01 per share (“BATRK”), and Series C Liberty Formula One common stock, par value $0.01 per share (“FWONK,” and together with LSXMK and BATRK, the “LMC Series C stock”).

The description of the annual equity awards set forth herein is qualified in its entirety by reference to the forms of Liberty Media’s award agreements for the Annual Option Awards and the Performance RSUs, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated by reference into this Item 5.02.

Upfront Awards. In connection with the execution of the Employment Agreement, Mr. Maffei is entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the “Upfront Awards”) to be granted in two equal tranches. The first tranche consists of time-vested stock options from each of Liberty Media, Qurate, LBC and GCIL and time-vested restricted stock units from TripCo (collectively, the “2019 term awards”) that vest, in each case, on December 31, 2023 (except TripCo’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the 2019 term awards has an aggregate grant date fair value of $19,800,000 and consists of stock options to purchase 927,334 LSXMK shares, 313,342 BATRK shares and 588,954 FWONK shares, with exercise prices of $47.11, $29.10 and $43.85, respectively.

The second tranche of the Upfront Awards will be granted on or before December 15, 2020, subject to Mr. Maffei’s continued employment on such date or the earlier occurrence of a termination of employment due to death, disability, by the issuing company without cause or by Mr. Maffei for good reason, and will consist of time-vested stock options from each of Liberty Media, Qurate, LBC and GCIL and time-vested restricted stock units from TripCo (collectively, the “2020 term awards”). The 2020 term awards will vest, in each case, on December 31, 2024, subject to Mr. Maffei’s continued employment (except TripCo’s award of time-vested restricted stock units, which vests on the fourth anniversary of its grant date), except as described below. The portion of the 2020 term awards to be granted by Liberty Media is expected to consist of stock options to purchase shares of LMC Series C stock.

The description of the Upfront Awards set forth herein is qualified in its entirety by reference to the form of Liberty Media’s award agreement for Upfront Awards, which is attached hereto as Exhibit 10.4 and incorporated by reference into this Item 5.02.

Termination Payments and Benefits. Mr. Maffei will be entitled to payments and benefits if his employment is terminated under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed.

Termination without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the Employment Agreement) on or after January 1, 2020, he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law (the “Standard Entitlements”); (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate, GCIL, TripCo and LBC; (iv) full vesting of his Upfront Awards (including the grant and full vesting of the 2020 term awards if the termination occurs before they have been granted) and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate, GCIL, TripCo and LBC; (vi) a lump sum cash payment equal to the greater of (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate, GCIL, TripCo and LBC; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty, including continued use of Liberty’s aircraft (the “Services”) (clauses (i) through (vii) are collectively referred to as the “Severance Benefits”).

Mr. Maffei will not be entitled to any Severance Benefits from Liberty Media, including the vesting of Liberty Media equity awards, if his service is terminated at any Service Company and he remains employed by Liberty Media at or following the date of termination of such services. See “Amendment to Services Agreements” below for additional information about a separation event from a Service Company only.

Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the Severance Benefits.

For Cause Termination. In the event Mr. Maffei’s employment is terminated by Liberty Media for cause, he will be entitled to his accrued base salary, any unpaid expense reimbursements and any amounts due under applicable law, and he will forfeit any unvested portion of his Upfront Awards. If the termination for cause occurs before December 31 of the relevant grant year, Mr. Maffei will forfeit all of his annual equity awards for that grant year. If Mr. Maffei remains employed by Liberty Media after December 31 of the relevant grant year but his employment is terminated by Liberty Media, including for cause, prior to the date on which the LMC Committee certifies achievement of the performance metric for the Performance RSUs for the grant year (the “Certification Date”), the award will remain outstanding until the Certification Date and will vest to the extent determined by the LMC Committee.

Voluntary Termination without Good Reason. If Mr. Maffei voluntarily terminates his employment with Liberty Media without good reason on or after January 1, 2020, he will be entitled to the Standard Entitlements, pro rata vesting of the Upfront Awards (based on the number of days that have elapsed during the vesting period), pro rata vesting of his annual equity awards for the year of termination (based on the elapsed number of days in the calendar year of termination) and a pro rata portion of $17 million (based upon the elapsed number of days in the calendar year of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of LMC Series C stock and/or the common stock of other Service Companies. Any Performance RSUs for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by the LMC Committee (at a level not less than 100% of the target award).

Amendment to Services Agreements

In connection with prior spin-off or split-off transactions involving Liberty Media and/or Qurate, Liberty Media entered into services agreements with each of the Service Companies. Pursuant to these arrangements, Liberty Media’s employees, including Mr. Maffei, provide the Service Companies with general and administrative services, including legal, tax, accounting, treasury and investor relations support services, and Liberty Media is compensated for the time spent providing services to these companies. As discussed above, effective December 13, 2019, each of the Service Companies executed Services Amendments with Liberty Media pursuant to which components of Mr. Maffei’s compensation will either be paid directly to Mr. Maffei by each Service Company or reimbursed to Liberty Media, in each case, based on allocations among Liberty Media and each of the Service Companies as set forth in the Services Amendments.

The Services Amendments provide that Liberty Media is responsible for paying or providing annual base salary, the initial commitment bonus, perquisites and other employee benefits, Severance Benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses will be allocated to, and reimbursed by, each of the Service Companies based on such Service Company’s Executive Percentage. For Mr. Maffei’s 2020 compensation, the “Executive Percentage” will be:

	Liberty Media			Qurate	GCIL	LBC	TripCo
	FWONK	LSXMK	BATRK	QRTEA	GLIBA	LBRDK	LTRPB
By ticker	16.0%	23.0%	5.0%	19.0%	14.0%	18.0%	5.0%
By company	44.0%			19.0%	14.0%	18.0%	5.0%

Beginning with Mr. Maffei’s 2021 compensation, the “Executive Percentage” will be determined based on a combination of (1) relative market capitalizations, weighted 50%, and (2) a blended average of historical time allocation on a Liberty Media-wide and CEO basis, weighted 50%, in each case, absent agreement to the contrary by Liberty Media and the Service Companies in consultation with Mr. Maffei. The Executive Percentage will be adjusted annually thereafter and upon the occurrence of certain events as set forth in the Services Amendments, including the discontinuation of Mr. Maffei’s services to a Service Company, the combination of one or more Service Companies or the addition of a new service company.

Each Service Company has agreed to pay directly to Mr. Maffei the portions of the annual cash performance bonus, the Upfront Awards and the annual equity awards that are allocated to the Service Company based on its respective Executive Percentage.

In the event that Mr. Maffei’s services to a Service Company are discontinued and Mr. Maffei remains employed by Liberty Media following such discontinuation (unless the discontinuation of Mr. Maffei’s services to the Service Company is for cause (as defined in the Employment Agreement)), the Service Company will be required to make a termination payment to Liberty Media pursuant to its Services Amendment representing the net present value of the portion of his compensation allocable to the relevant Service Company, including the 2020 term award if such award has not been granted prior to such date, from the date of the discontinuation of services to the Service Company through December 31 of the following calendar year. In addition, unless the discontinuation of Mr. Maffei’s services to the Service Company is for cause (as defined in the Employment Agreement), the Service Company will be required to pay Mr. Maffei its allocated portion of the annual cash performance bonus for the year in which his services to the Service Company are discontinued, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of the Service Company. Also, Mr. Maffei will be entitled to vesting of the portion of the Upfront Award and annual equity award granted by such Service Company consistent with the vesting rights described above with respect to Liberty Media. Other than as described above, no Severance Benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of discontinuation of his services to the applicable Service Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement, dated effective as of December 13, 2019, between Liberty Media and Gregory B. Maffei.

10.2	Form of Annual Option Award Agreement between Liberty Media and Gregory B. Maffei under the Liberty Media Corporation 2017 Omnibus Incentive Plan.

10.3	Form of Annual Performance-based Restricted Stock Unit Award Agreement between Liberty Media and Gregory B. Maffei under the Liberty Media Corporation 2017 Omnibus Incentive Plan.

10.4	Form of Upfront Award Agreement between Liberty Media and Gregory B. Maffei under the Liberty Media Corporation 2017 Omnibus Incentive Plan.

10.5	Form of First Amendment to Services Agreement, effective as of December 13, 2019, between Liberty Media and the Services Companies.

101.INS	Inline XBRL Instance Document – the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2019

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President